UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23972

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Hamilton Lane Private Infrastructure Fund
(Exact name of registrant as specified in charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Address of principal executive offices) (Zip code)

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

1.(a)     The Report to Shareholders is attached herewith.

Hamilton Lane Private Infrastructure Fund

Consolidated Financial Statements

For the Year Ended
March 31, 2026

Hamilton Lane Private Infrastructure Fund
Table of Contents For the Year Ended March 31, 2026

Hamilton Lane Private Infrastructure Fund
Management’s Discussion of Fund Performance March 31, 2026 (Unaudited)

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) built the Hamilton Lane Private Infrastructure Fund (“PIF” or the “Fund”) with a goal towards long-term outperformance of the public markets with decreased observed volatility. This historical trend in private markets is generated through shareholder alignment on long-term strategic initiatives, informational and resource advantages, and reputable operators among leading general partners. As of March 31, 2026, the Fund is composed of 37 investments into over 115 underlying companies. These investments are managed by 29 unique sponsors with proven value-creation strategies and are tactically weighted across geography and sector.

Performance of the Fund

For the fiscal year ended March 31, 2026, the Fund Class I (XHIIX) returns were 15.26%, Class R (XHIRX) were 13.75%, and Class Y (XHIYX) were 15.21%. PIF has seen strong performance across investment types, with positive returns in both direct co-investments and secondaries.

The Fund is focused on core-plus and value-add risk profiles, which we view as steadier and more attractive in the long-term. Geographically, the Fund is tactically overweight to North America at approximately 66% of net asset value given our view that there is a more positive economic outlook in the U.S. than in some global markets.

Themes in the Portfolio

The Fund invests in private infrastructure through co-investments and secondary purchases, primarily in North America and Western Europe, with a focus on core-plus and value-add risk profiles. We are pleased with the current composition of the portfolio and will continue to invest in accordance with our strategic objectives.

Hamilton Lane has just ended 2025 by setting a new high watermark for infrastructure deal flow with the annual tally coming right in at about $57.4B, a step up from $40.5B just a year ago reflecting the further maturation of the asset class and the growth of the Hamilton Lane platform. In turn, selectivity remains very low at just 3.2%. Co-investment volumes from quality sponsors remain high in light of broader fundraising dynamics, while at the same time an increasing supply of secondary opportunities continue to support the attractiveness of the opportunity set. Collectively these two dynamics are highly supportive for PIF.

Sector-wise, digital infrastructure and power remained the primary growth engines. Data centers, in particular benefited from surging artificial intelligence and cloud workloads, driving record levels of capex from hyperscalers and pushing vacancy rates in key markets to historic lows. Digital infrastructure delivered returns meaningfully above the broader private infrastructure index, supported by long-dated contracts with investment-grade counterparties. At the same time, the system wide implications of this buildout are now clear: both the International Energy Agency and market forecasters expect global electricity demand (particularly from data centers) to more than double by 2030, underscoring the need for substantial investment in generation, grid reinforcement and storage across conventional and renewable power generation value chains. Policy uncertainty in the U.S. (including revisions to clean energy tax incentives) and ongoing energy security concerns in Europe created volatility, but also a richer opportunity set for investors able to price regulatory risk and lean into dislocation.

Looking ahead, Hamilton Lane’s outlook for 2026 is broadly constructive. We see particularly attractive opportunities in several themes including fiber infrastructure, renewables post-One Big Beautiful Bill Act, cold storage and logistics infrastructure, and European energy security. Overall, despite persistent macro uncertainty and geopolitical concerns with conflict in the Middle East, the fundamental backdrop for private infrastructure remains positive — private infrastructure is often viewed as a shelter during inflationary periods due to its contracted revenue models with consumer price index links. In addition, structural demand for digital connectivity and power, supportive long-term policy drivers for the energy transition, robust co-investment opportunity set, and increasingly sophisticated secondary and continuation markets together create a deep, diversified and growing opportunity set for 2026 and beyond. In this environment, we believe investors who can be highly selective, prioritizing small- and mid-market opportunities backed by high-quality real assets, contracted revenues and inflation linkage, and accessing these themes through secondary and evergreen structures that exploit liquidity imbalances, will be well positioned.

Hamilton Lane Private Infrastructure Fund
Management’s Discussion of Fund Performance March 31, 2026 (Unaudited) (Continued)

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. For a prospectus that contains this and other information about the Fund, call (888) 882-8212 or visit our website at www.hamiltonlane.com/pifprospectus. Please read the prospectus carefully before investing. Past performance is not indicative of future results. Investing in the Fund involves risk including loss of principal.

The Fund operates as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Shares are speculative and illiquid securities involving substantial risk of loss. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

The Fund has limited operating history and the shares have no history of public trading and it is not anticipated that a secondary market for Shares will develop. We do not expect a secondary market in the shares to develop.

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted.

An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Some of the principal risks of the Fund include limited operating history, limited liquidity, restricted and illiquid investments, non-diversification, and valuations subject to adjustments. The Fund may engage in the use of leverage, hedging, and other speculative investment practices that may accelerate losses. For a complete description of the Fund’s principal investment risks, please refer to the prospectus.

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

The valuations reported by the Portfolio Fund Managers (as defined below), based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances.

The information contained in this presentation may include forward-looking statements regarding returns, performance, opinions, the fund presented or its portfolio companies, or other events contained herein. Forward-looking statements include a number of risks, uncertainties and other factors beyond our control, or the control of the fund or the portfolio companies, which may result in material differences in actual results, performance or other expectations. The opinions, estimates and analyses reflect our current judgment, which may change in the future.

Hamilton Lane Private Infrastructure Fund
Management’s Discussion of Fund Performance March 31, 2026 (Unaudited) (Continued)

All opinions, estimates and forecasts of future performance or other events contained herein are based on information available to Hamilton Lane as of the date of this presentation and are subject to change. Past performance of the investments described herein is not indicative of future results. In addition, nothing contained herein shall be deemed to be a prediction of future performance. The information included in this presentation has not been reviewed or audited by independent public accountants. Certain information included herein has been obtained from sources that Hamilton Lane believes to be reliable, but the accuracy of such information cannot be guaranteed.

The information herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice, or investment recommendations. You should consult your accounting, legal, tax or other advisors about the matters discussed herein.

Hamilton Lane is the Adviser to the Hamilton Lane Private Infrastructure Fund. Distribution Services, LLC and Hamilton Lane are unaffiliated.

Hamilton Lane Private Infrastructure Fund is distributed by Distribution Services, LLC, 190 Middle Street, Suite 301, Portland ME 04101

Hamilton Lane Private Infrastructure Fund
Fund Performance March 31, 2026 (Unaudited)

Performance of a $1,000,000 Investment1

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares, made at its inception, with similar investments in the S&P Global Infrastructure Index Benchmark Pending. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is unmanaged and not available for sale.

Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception*
Hamilton Lane Private Infrastructure Fund – Class I	15.26%	21.31%
Hamilton Lane Private Infrastructure Fund – Class R	13.75%	18.95%
Hamilton Lane Private Infrastructure Fund – Class Y	15.21%	25.21%
S&P Global Infrastructure Index TR	26.91%	24.62%

*  Commencement of operations for the Hamilton Lane Private Infrastructure Fund Class Y was February 28, 2024. Hamilton Lane Private Infrastructure Fund Classes I and R commenced operations on July 1, 2024. See Note 1 in the accompanying notes to the consolidated financial statements.

1    The Fund commenced operations on February 28, 2024, at which time it operated as a private fund in reliance upon the exclusion from the definition of an investment company in Section 3(c)(7) of the Investment Company Act. On June 6, 2024, the Fund registered as a closed-end management investment company under the Investment Company Act.

Hamilton Lane Private Infrastructure Fund
Fund Performance March 31, 2026 (Unaudited) (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 0.65% of the average daily net assets of each of the Class R Shares, Class I Shares and Class Y Shares, respectively (the “Expense Limit”). Prior to March 30, 2026, pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure the Total Annual Expenses did not exceed 1.50%, 0.80% and 0.65% of the average daily net assets of Class R Shares, Class I Shares and Class Y Shares, respectively. On March 30, 2026, the Board approved an amended and restated Expense Limitation Agreement. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement has an initial term ending one-year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hamilton Lane Private Infrastructure Fund
Report of Independent Registered Public Accounting Firm March 31, 2026

To the Shareholders and Board of Trustees of
Hamilton Lane Private Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hamilton Lane Private Infrastructure Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended March 31, 2026 and 2025 and for the period February 28, 2024 (commencement of operations) through March 31, 2024, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March, 31, 2026 and 2025 and for the period February 28, 2024 (commencement of operations) through March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and private investment counterparties; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Hamilton Lane Advisors, L.L.C. since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 29, 2026

Hamilton Lane Private Infrastructure Fund
Consolidated Schedule of Investments March 31, 2026
Investments — 102.7%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments — 27.2%^
Direct Credit — 0.0%
Western Europe — 0.0%
Software — 0.0%
AIOF II Galway Co-Invest, L.P.	1,2,3	Limited Partnership Interest	3/20/2024	$—	$23,388
Total Western Europe					23,388
Total Direct Credit (Cost $0)					23,388

Direct Equity — 27.2%
Asia — 1.0%
Telecom — 1.0%
Seraya Sentient, L.P.	*1,2,4	Limited Partnership Interest	5/21/2025	1,387,381	1,717,102

North America — 23.0%
Alternative Energy — 4.1%
Northampton Royalty Investment Holdings, L.P.	*1,2,3	Limited Partnership Interest	2/27/2025	1,116,009	1,233,705
TIP Concord Co-Invest Feeder, L.P.	*1,2,4	Limited Partnership Interest	6/16/2025	5,581,304	6,347,548
Total Alternative Energy					7,581,253

Energy — 2.8%
AL GCX Co-Invest Feeder, L.P.	*1,2,3	Limited Partnership Interest	5/29/2024	666,526	1,120,370
Arroyo Dunamis Direct Investment I-B, L.P.	*1,3	Limited Partnership Interest	5/31/2024	949,770	1,819,798
ECP V (California Co-Invest), L.P.	*1,2,3	Limited Partnership Interest	12/9/2024	1,966,426	2,088,498
Total Energy					5,028,666

Environment — 1.7%
AP Erie Co-Invest, L.P.	*1,2,4	Limited Partnership Interest	5/21/2025	2,510,453	3,058,433

Information Technology — 3.1%
Snowhawk Partridge Co-Inv B, L.P.	*1,4	Limited Partnership Interest	9/30/2025	5,169,638	5,639,857

Real Estate — 3.5%
Slate US Cold Storage REIT II LLC	*1,4	Limited Partnership Interest	12/9/2025	6,305,313	6,340,465

Utilities — 3.8%
BCP Magnolia Co-Invest, L.P.	*1,2,4	Limited Partnership Interest	9/23/2025	4,635,296	6,911,610

Waste Management — 4.0%
Terramont Montauk Co-Invest, L.P.	*1,2,3	Limited Partnership Interest	7/25/2024	4,629,703	7,338,528
Total North America					41,898,812

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 102.7%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Western Europe — 3.2%
Information Technology — 3.2%
Jules III SCA (1,960 Class A Shares)	*1,2,3	Preferred Equity	6/7/2024	$671,295	$1,213,946
AIOF III DC Co-Invest, L.P.	*1,2,4	Limited Partnership Interest	7/25/2025	4,158,626	4,606,559
Total Information Technology					5,820,505
Total Western Europe					5,820,505
Total Direct Equity (Cost $39,747,740)					49,436,419

Secondary Investments — 53.4%^
Secondary Funds — 53.4%
Asia — 1.0%
Diversified — 1.0%
Indigo Secondary Fund, L.P.	1,2,3	Limited Partnership Interest	4/2/2025	1,538,859	1,805,223

North America — 35.4%
Diversified — 13.3%
Duration MRV (Feeder), L.P.	*1,4	Limited Partnership Interest	6/11/2025	5,125,810	5,879,170
Global Infrastructure Partners IV-C2, L.P.	1,2,3	Limited Partnership Interest	12/31/2024	2,134,882	2,432,750
KKR Global Infrastructure Investors III, L.P.	1,2,3	Limited Partnership Interest	10/31/2024	2,553,441	2,369,759
KKR Global Infrastructure Investors IV (USD) SCSp	1,2,3	Limited Partnership Interest	7/1/2024	5,366,964	6,337,995
Stonepeak Aspen (Co-Invest) Holdings, L.P.	1,3	Limited Partnership Interest	1/2/2025	62,363	40,819
Stonepeak Infrastructure Fund III, L.P.	1,2,3	Limited Partnership Interest	1/2/2025	1,070,171	1,392,420
Stonepeak Infrastructure Fund IV, L.P.	1,2,3	Limited Partnership Interest	1/2/2025	524,151	736,219
Terramont Infrastructure Fund (Cayman), L.P.	*1,2,4	Limited Partnership Interest	2/28/2025	4,407,138	4,939,329
Total Diversified					24,128,461

Energy — 2.2%
FIC Matterhorn CF Feeder L.P.	*1,2,4	Limited Partnership Interest	8/1/2025	3,466,425	4,031,879

Information Technology — 6.0%
Snowhawk Crane Coinvest, L.P.	*1,2,4	Limited Partnership Interest	5/30/2025	5,986,728	7,691,439
Snowhawk Osprey Coinvest B, L.P	*1,2,4	Limited Partnership Interest	5/30/2025	2,574,560	3,312,961
Total Information Technology					11,004,400

Infrastructure — 3.2%
Five Point Natural Gas Yield Fund II Blocker LLC	*1,2,4	Limited Partnership Interest	3/5/2026	5,175,714	5,863,574

Real Estate — 3.5%
Fengate Everest Continuation Fund, L.P.	*1,2,3,6	Limited Partnership Interest	9/3/2024	1,472,827	2,008,274
GI Zeus Holdings L.P.	*1,2,4	Limited Partnership Interest	8/12/2025	2,491,709	4,412,445
Total Real Estate					6,420,719

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 102.7%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Telecommunications — 3.1%
Delta-v VN, L.P.	*1,2,3	Limited Partnership Interest	7/19/2024	$1,561,538	$2,090,835
Vero Networks Holdings LLC	*1,2,4	Limited Partnership Interest	2/12/2026	3,529,101	3,477,528
Total Telecommunications					5,568,363

Utilities — 3.2%
Sciens Water Opportunities Fund IV Segregated, L.P.	*1,3	Limited Partnership Interest	9/30/2024	2,000,661	2,740,201
Sciens Water Opportunities Fund VI Segregated, L.P.	*1,4	Limited Partnership Interest	4/30/2025	2,300,000	3,129,233
Total Utilities					5,869,434

Waste Management — 0.9%
AIP WR L.P.	*1,5	Limited Partnership Interest	2/29/2024	800,256	1,596,114
Total North America					64,482,944

Oceanic — 1.9%
Energy — 1.9%
Sophora Investment No. 3 Trust (4,614,139 Class B units)	*1,4,6	Limited Partnership Interest	8/25/2025	2,926,795	3,531,578

Western Europe — 15.0%
Diversified — 4.6%
ICG Infrastructure Equity Fund I SCSp	*1,2,4,6	Limited Partnership Interest	6/30/2025	3,715,390	4,105,679
Pan-European Infrastructure Fund III SCSp	1,2,4,6	Limited Partnership Interest	9/30/2025	3,889,978	4,176,995
Total Diversified					8,282,674

Energy — 3.9%
Morus Limited	1,4	Limited Partnership Interest	1/6/2026	6,997,352	7,142,353

Infrastructure — 3.9%
Ardian Infrastructure Fund V S.C.A, SICAR (396,605 Class A units)	1,2,3,6	Limited Partnership Interest	3/31/2024	4,563,413	5,704,266
GIP Pegasus Fund, L.P.	1,3,6	Limited Partnership Interest	3/28/2024	1,254,855	1,446,800
Total Infrastructure					7,151,066

Water — 2.6%
Quaero Water Infra Funds S.L.P.	*1,2,4,6	Limited Partnership Interest	1/8/2026	4,724,918	4,744,152
Total Western Europe					27,320,245
Total Secondary Funds (Cost $82,215,999)					97,139,990

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Schedule of Investments March 31, 2026 (Continued)
Investments — 102.7%†	Interest rate	Principal	Cost	Fair Value
Short Term Investments — 22.1%
UMB Bank, Money Market Special II Deposit Investment	3.43%[7]	$40,181,137	$40,181,137	$40,181,137
Total Short Term Investments (Cost $40,181,137)				40,181,137

Total Investments (Cost $162,144,876)				186,780,934
Liabilities in excess of other assets — (2.7%)				(4,869,158)
Total Net Assets — 100%				$181,911,776

†    Direct Investments are private investments directly into the equity or debt of selected operating companies or alongside a private equity fund with the same terms as the lead sponsor. Secondary Investments are portfolios of assets purchased on the secondary market.

^    Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

*    Investment is non-income producing.

1    Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $146,599,798, or 80.6% of net assets.

2    Investment has been committed to but has not been fully funded by the Fund. See Note 11.

3    All or a portion of this security is held through HL Private Infra Fund DE Holdings, LLC.

4    All or a portion of this security is held through HLPIF Splitter LLC.

5    All or a portion of this security is held through HLPIF DE Blocker LLC.

6    Foreign security denominated in U.S. Dollars.

7    The rate is the annualized seven-day yield at year end.

Summary of Investments by Strategy (as a percentage of total net assets)
Direct Investments
Direct Credit	0.0
Direct Equity	27.2
Total Direct Investments	27.2
Secondary Investments
Secondary Funds	53.4
Total Secondary Investments	53.4
Short Term Investments	22.1
Total Investments	102.7
Liabilities in excess of other assets	(2.7)
Total Net Assets	100.0

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Statement of Assets and Liabilities March 31, 2026
Assets:
Investments, at value (cost $162,144,876)	$186,780,934
Dividends and interest receivable	36,649
Receivable from Adviser	47,875
Prepaid line of credit cost	637,649
Prepaid expenses and other assets	124,045
Total assets	187,627,152

Liabilities:
Proceeds from issuance of shares received in advance	4,257,045
Tenders payable	704,499
Deferred tax liability payable	206,812
Registration fees payable	131,248
Audit fees payable	120,000
Accounting and administration fees payable	51,999
Transfer agent fees payable	16,736
Distribution and service fees payable	14,215
Custody fees payable	7,228
Other accrued expenses	205,594
Total liabilities	5,715,376

Commitments and contingencies (see Notes 6 and 9)

Net Assets	$181,911,776

Composition of Net Assets:
Paid-in capital	$158,867,871
Total distributable earnings	23,043,905
Net Assets	$181,911,776

Net Assets Attributable to:
Class I Shares	$121,690,119
Class R Shares	4,693,300
Class Y Shares	55,528,357
$181,911,776

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	7,848,255
Class R Shares	310,758
Class Y Shares	3,570,031
11,729,044

Net Asset Value per Share:
Class I Shares	$15.51
Class R Shares	$15.10
Class Y Shares	$15.55

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income
Dividend income	$1,295,572
Interest income	1,220,792
Total Income	2,516,364

Expenses
Investment management fees	1,758,899
Professional fees (See Note 15)	910,403
Subsequent closing interest expense	485,203
Reorganizational costs	380,214
Accounting and administration fees	241,116
Registration fees	181,125
Commitment fees	109,722
Line of credit fees	88,052
Trustees’ fees and expenses	75,000
Transfer agent fees and expenses	73,787
Chief compliance officer fees	61,036
Custodian fees	58,324
Distribution and service fees (Class R)	17,927
Other operating expenses	204,931
Total expenses	4,645,739
Expenses assumed by adviser	(1,197,222)
Investment management fees waived by adviser[1]	(704,216)
Net expenses	2,744,301
Net Investment Income	(227,937)

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	848,578
Net change in unrealized appreciation on investments	16,741,635
Net change on deferred tax	2,579
Net Realized and Change in Unrealized Gain	17,592,792

Net Increase in Net Assets Resulting from Operations	$17,364,855
[1]	Waived fees not subject to recoupment.

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Change in Net Assets Resulting from Operations
Net investment income	$(227,937)	$325,755
Net realized gain on investments	848,578	48,688
Net change in unrealized appreciation (depreciation) on investments, net of deferred tax	16,744,214	6,841,022
Net Change in Net Assets Resulting from Operations	17,364,855	7,215,465

Distributions to investors
Class I	(1,320,068)	—
Class R	(31,395)	—
Class Y	(1,097,708)	—
Change in Net Assets from Distributions to Investors	(2,449,171)	—

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	96,198,601	15,906,550
Transfers in	—	1,000,006
Reinvested distributions	988,382	—
Shares tendered[1]	(1,727,039)	—
Transfers out	(105,375)	—
Total Class I Transactions	95,354,569	16,906,556

Class R
Proceeds from issuance of shares	3,265,886	—
Transfers in	—	1,000,006
Reinvested distributions	8,348	—
Shares tendered	(36,313)	—
Total Class R Transactions	3,237,921	1,000,006

Class Y
Proceeds from issuance of shares	5,125,501	31,450,000
Transfers in	105,375	—
Reinvested distributions	446,259	—
Transfers out	—	(2,000,012)
Shares tendered	(485,856)	—
Total Class Y Transactions	5,191,279	29,449,988

Net Change in Net Assets Resulting from Capital Share Transactions	103,783,769	47,356,550

Total Net Increase in Net Assets	118,699,453	54,572,015

Net Assets
Beginning of period	63,212,323	8,640,308
End of period	$181,911,776	$63,212,323

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Statements of Changes in Net Assets (Continued)
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Shareholder Activity
Class I Shares
Shares sold	6,616,487	1,200,150
Shares transferred in	—	87,874
Reinvested distributions	67,784	—
Shares tendered	(117,062)	—
Shares transferred out	(6,978)	—
Net Change in Class I Shares Outstanding	6,560,231	1,288,024

Class R Shares
Shares sold	224,788	—
Shares transferred in	—	87,874
Reinvested distributions	583	—
Shares tendered	(2,487)	—
Net Change in Class R Shares Outstanding	222,884	87,874

Class Y Shares
Shares sold	355,489	2,620,155
Shares transferred in	6,950	—
Reinvested distributions	30,654	—
Shares tendered	(32,500)	—
Shares transferred out	—	(175,748)
Net Change in Class Y Shares Outstanding	360,593	2,444,407
[1]	Net of early withdrawal fees of $11,203 and $0, respectively

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash Flows From Operating Activities
Net increase in net assets from operations	$17,364,855
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(94,778,120)
Change in short term investments, net	(3,829,461)
Proceeds from investment distributions	7,402,899
Net realized gain on investments	(848,578)
Net change in unrealized appreciation/depreciation on investments	(16,741,635)
Net change on deferred tax	(2,579)
(Increase)/Decrease in Assets:
Distributions receivable from investments	123,562
Receivable from Adviser	1,043,735
Prepaid offering costs	29,527
Dividends and Interest receivable	(36,649)
Prepaid line of credit cost	(637,649)
Prepaid expenses and other assets	(124,045)
Increase/(Decrease) in Liabilities:
Distribution and service fees payable	14,215
Accounting and administration fees payable	(11,001)
Audit fees payable	2,554
Transfer agent fees payable	7,736
Registration fees payable	129,248
Custody fees payable	7,228
Other accrued expenses	180,016
Net Cash Used in Operating Activities	(90,704,142)

Cash Flows from Financing Activities
Proceeds from capital contributions, net of change in capital contributions received in advance	93,255,033
Distributions to shareholders, net of reinvestments of distributions	(1,006,182)
Payments for shares tendered, net of decrease in payable for tenders	(1,544,709)
Net Cash Provided by Financing Activities	90,704,142

Net change in Cash	—
Cash – Beginning of year	—
Cash – End of year	$—

Supplemental disclosure of non-cash activities
Reinvested dividends	$1,442,989
Cash paid during the year for interest expense and commitment fees	$772,923

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Period July 1, 2024* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.76	$11.38
Activity from investment operations:
Net investment income/(loss)[1]	(0.03)	0.17
Net realized and unrealized gain/(loss) on investments	2.11	2.21
Total from investment operations	2.08	2.38

Distributions to investors
From net investment income	(0.25)	—
From net realized gains	(0.08)	—
Total distributions to investors	(0.33)	—

Net Asset Value per share, end of period	$15.51	$13.76

Net Assets, end of period (in thousands)	$121,690	$17,728

Ratios to average net assets:
Net investment income (loss)[2,3]	(0.18)%	1.88%

Gross expenses[4]	3.68%	6.00%
Expense Recoupment/(Reimbursement)	(1.49)%	(5.35)%
Net expenses[4]	2.18%	0.65%

Total Return[5]	15.26%[6]	20.91%[6,7]

Portfolio turnover rate	0.00%	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
*	The Class commenced operations on July 1, 2024.

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Financial Highlights Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Period July 1, 2024* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.52	$11.38
Activity from investment operations:
Net investment income/(loss)[1]	(0.23)	(0.01)
Net realized and unrealized gain/(loss) on investments	2.07	2.15
Total from investment operations	1.84	2.14

Distributions to investors
From net investment income	(0.18)	—
From net realized gains	(0.08)	—
Total distributions to investors	(0.26)	—

Net Asset Value per share, end of period	$15.10	$13.52

Net Assets, end of period (in thousands)	$4,693	$1,188

Ratios to average net assets:
Net investment income (loss)[2,3]	(1.60)%	0.40%

Gross expenses[4]	4.46%	7.33%
Expense Recoupment/(Reimbursement)	(0.86)%	(6.33)%
Net expenses[4]	3.60%	1.00%

Total Return[5]	13.75%[6]	18.80%[6,7]

Portfolio turnover rate	0.00%	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
*	The Class commenced operations on July 1, 2024.

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Financial Highlights Class Y Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period February 28, 2024* Through March 31, 2024
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.80	$11.29	$10.00
Activity from investment operations:
Net investment income/(loss)[1]	(0.02)	0.11	(0.01)
Net realized and unrealized gain/(loss) on investments	2.10	2.40	1.30
Total from investment operations	2.08	2.51	1.29

Distributions to investors
From net investment income	(0.25)	—	—
From net realized gains	(0.08)	—	—
Total distributions to investors	(0.33)	—	—

Net Asset Value per share, end of period	$15.55	$13.80	$11.29

Net Assets, end of period (in thousands)	$55,528	$44,296	$8,640

Ratios to average net assets:
Net investment income (loss)[2,3]	(0.11)%	0.88%	(0.71)%

Gross expenses[4]	3.68%	6.88%	17.30%
Expense Recoupment/(Reimbursement)	(1.57)%	(6.21)%	(16.47)%
Net expenses[4]	2.11%	0.67%	0.83%

Total Return[5]	15.21%[6]	22.23%[6]	12.90%[7]

Portfolio turnover rate	0.00%	0.00%	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[7]	Not annualized.
*	Commencement of operations.

See accompanying notes to Consolidated Financial Statements.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026
Note 1 – Organization

Hamilton Lane Private Infrastructure Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Pursuant to the Investment Management Agreement (as defined below), Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware statutory trust on February 21, 2024, and commenced operations on February 28, 2024.

The Fund currently offers three classes of common shares of beneficial interest (“Shares”) designated as Class R Shares, Class I Shares and Class Y Shares (each a “Class”). The Fund’s Class Y Shares commenced operations on February 28, 2024. The Fund’s Class I Shares and Class R Shares commenced operations on July 1, 2024.

The Fund’s investment objective is to seek to provide current income and long-term capital appreciation. The Fund seeks to achieve its investment objective through constructing a portfolio of investments in infrastructure assets (collectively, “Infrastructure Assets”) through a tactically constructed portfolio of direct co-investments, equity and debt investments in portfolio companies and secondary investments often alongside an experienced investment sponsor, joint venture partner, operating partner, or other investor, and in all cases seeking to provide global exposure to real assets in the infrastructure sector. The Fund has the flexibility to invest in Infrastructure Assets across infrastructure sectors, including but not limited to energy, telecom, renewables, transport, power, social, environment and other infrastructure sectors, subject to compliance with its investment strategies and restrictions and applicable law, including the Investment Company Act. “Direct Investments” include any direct equity and debt investments, co-investments, joint ventures, and other direct infrastructure-related investments often alongside a sponsor, joint venture partner, operating partner, or other investor, and often involving a new acquisition or development of an asset, company or platform. “Secondary Investments” include investments in private funds, holding vehicles or other investment vehicles (collectively, “Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) or other single-asset investments focused on the infrastructure sector, generally on a secondary basis from existing investors or involving a recapitalization of an equity interest in an existing joint venture and other investments that the Adviser determines to have a similar risk/return profile. “Primary Fund Investments” include strategic investments in underlying funds which are fundraising at the time of such investment, in an effort to enhance access to Direct Investments and Secondary Investments. The Fund invests a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives and other investment companies, including money market funds and exchange traded funds (“Liquid Assets”).

(a) Consolidation of Subsidiaries

The Fund will invest all or substantially all of its assets through one or more wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control each Subsidiary. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Fund’s Board of Trustees (the “Board” and individually, the “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 1 – Organization (continued)

As of March 31, 2026, the Fund has four active Subsidiaries:

Subsidiary	Formation Date	Domicile	% of the Fund’s Total Assets
HL Private Infra Fund DE Holdings LLC	January 30, 2024	United States	23.42*
HLPIF DE Blocker LLC	February 16, 2024	United States	0.85
HL PIF Splitter LLC	August 2, 2024	United States	53.86
HL PIF Cayman Blocker LP	October 4, 2024	Cayman Islands	—

*    Asset percentage listed for HL Private Infra Fund DE Holdings LLC includes the assets of wholly-owned subsidiary HLPIF DE Blocker LLC.

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Note 2 — Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(d) Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 2 – Accounting Policies (continued)

accounting and auditing of fund investments. Effective April 24, 2024, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

(e) Investment Transactions and Related Income

The Fund’s primary sources of income are distributions from portfolio investments, investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date received. It is estimated that distributions will occur over the life of the portfolio investments.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital or security distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 2 – Accounting Policies (continued)

(f) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(g) Currency Risk

Portfolio Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

(h) Income Taxes

The Fund has elected to be treated as and qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

Prior to October 1, 2024, the Fund was treated as a partnership for tax purposes.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes (“FASB ASC 740”). FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2026.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of March 31, 2026, and during all previous open tax periods, no provision for income taxes is required in the financial statements. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations. There were no interest or penalties during the year ended March 31, 2026.

(i) Deferred Tax Liability

In preparing its consolidated financial statements, both onshore and offshore subsidiaries (“Onshore Subsidiaries” and “Offshore Subsidiaries,” respectively) are required to recognize its estimate of income taxes for purposes of determining deferred tax assets or liabilities. Onshore Subsidiaries are subject to U.S. federal and state income tax while Offshore Subsidiaries are subject to U.S. federal withholding tax, state tax, and branch profit’s tax on effectively connected income with a U.S. trade or business.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If the Onshore or Offshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required. The amount is listed as deferred tax liability payable on the Consolidated Statement of Assets and Liabilities.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 2 – Accounting Policies (continued)

(j) Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Note 3 – Investment Transactions

For the year ended March 31, 2026, purchases and sales of investments, excluding short term investments, were $95,171,021 and $0, respectively.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Funds’ managers or pursuant to the Portfolio Funds’ agreements. The Fund’s valuation procedures require the Valuation

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 4 – Portfolio Valuation (continued)

Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Portfolio Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Funds’ financial statements.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II*	Level III*	Total
Investments
Short Term Investments	$40,181,137	$—	$—	$40,181,137
Total Investments	$40,181,137	$—	$—	$40,181,137

*    The Fund did not hold any Level II or III securities as of March 31, 2026.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $146,599,798 are excluded from the fair value hierarchy as of March 31, 2026.

All of the Portfolio Funds are generally considered illiquid investments. Certain investments may achieve liquidity only as and when the Portfolio Funds sell their portfolio company investments and distribute the proceeds received from the disposition of those investments to the Fund. It is also possible for the Fund to dispose of its interests in Portfolio Funds in the secondary market.

The Fund’s investments in Direct and Secondary Investments that are fair valued using net asset value as a practical expedient, along with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are summarized in the table below*.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Infrastructure	Investments in secondary interests in infrastructure funds and assets	$146,599,798	$30,780,067	1 to 10 years	None	N/A	N/A

*    Individual portfolio funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most portfolio funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The following outlines the primary investment strategies of the Secondary Investments held by the Fund as of March 31, 2026.

• Infrastructure. Investments into assets across macro investment themes emerging in the infrastructure sector, including but not limited to energy transition, digitization, data and telecommunications, and supply chains and logistics.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 5 – Federal Income Taxes

As of March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$161,729,515
Gross unrealized appreciation	25,413,822
Gross unrealized depreciation	(362,403)
Net unrealized appreciation on investments	$25,051,419

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the write-off of net operating losses, reversal of taxable subsidiary activity and non-deductible offering expenses. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(72,448)	$72,448

As of September 30, 2025, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$749,908
Undistributed long-term gains	—
Tax accumulated earnings	749,908

Accumulated capital and other losses	(495,113)
Unrealized appreciation/(depreciation) on investments	15,041,877
Total accumulated earnings	$15,296,672

As of September 30, 2025, the Fund had net capital loss carryforwards not subject to expiration as follows:

Short-term	$—
Long-term	131,621
Total capital loss carryforward	$131,621

The tax character of distributions paid during the tax year ended September 30, 2025, were as follows:

Distributions paid from:	2025
Ordinary income	$976,599
Net long term capital gains	—
Total distributions paid	$976,599

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 5 – Federal Income Taxes (continued)

The Fund invests through two domestic blockers and one foreign blocker. The domestic blockers are limited liability companies, one of which has elected to be treated as a C-corporation and the other of which has elected to be treated as a partnership for federal and state income tax purposes, and are required to account for their estimate of income taxes. The foreign blocker is treated as a Controlled Foreign Corporation and is subject to U.S. federal income tax on income effectively connected to a U.S. trade or business. There is no estimated provision for income taxes attributable to the foreign blocker as of March 31, 2026. The estimated current and deferred tax (expense)/benefit as of March 31, 2026 consists of the following:

HLPIF DE Blocker LLC
Deferred:
Federal	$(1,978)
State	(601)
Total	$(2,579)

Estimated provision for income taxes	$(2,579)

As of March 31, 2026, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains on private assets on a book and tax basis. Total income taxes for HLPIF DE Blocker LLC has been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended state income tax rate of 6%. The Fund applied these rates to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

Components of the Fund’s deferred tax assets and liabilities are as follows:

HLPIF DE Blocker LLC
Deferred tax assets:
Net operating loss carryforward	$7,576

Deferred tax liability
Net unrealized gain on investments	$(214,388)
Net Deferred Tax Asset/(Liability)	$(206,812)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

	Amount	Percentage
Federal Income tax expense at statutory rate	$4,356	21.00%
State Income taxes (net of federal benefit)	983	4.74%
Effect of change in tax rates (including prior period adjustments)	(7,918)	(38.17)%
Net income tax (expense) benefit	$(2,579)	(12.43)%

Note 6 – Investment Management Fees and Allocations

As of March 31, 2026, the Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Investment Management Fee is calculated and paid quarterly at an annual rate equal to 1.40% based on the value of the Fund’s net asset value calculated and accrued monthly as of the last business day of each quarter. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders (“Shareholders”).

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

The Adviser agreed, for a one-year period beginning from the effective date of the Registration Statement of the Fund, to fully waive its Investment Management Fee payable under the Investment Management Agreement. This waiver terminated on September 27, 2025.

Prior to March 30, 2026, pursuant to the Fund’s expense limitation agreement, the Adviser had agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure the Total Annual Expenses did not exceed 1.50%, 0.80% and 0.65% of the average daily net assets of Class R Shares, Class I Shares and Class Y Shares, respectively. On March 30, 2026, the Board approved an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to a Waiver, if required to ensure the Total Annual Expenses do not exceed 0.65% of the average daily net assets of each of the Class R Shares, Class I Shares and Class Y Shares. “Total Annual Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the following exceptions: (i) taxes, (ii) interest, (iii) brokerage commissions, (iv) certain transaction-related expenses (including interest and structuring costs for borrowings and line(s) of credit), (v) the Investment Management Fee, (vi) distribution and/or servicing fees, (vii) sub-transfer agency, sub-accounting and shareholder servicing fees, (viii) any acquired fund fees and expenses, (ix) dividend and interest expenses relating to short sales, (x) borrowing costs, (xi) merger or reorganization expenses, (xii) Shareholder meetings expenses, (xiii) litigation expenses and (xiv) extraordinary expenses. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

As of March 31, 2026, the amount of these recoverable expenses is $3,140,610. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. For the year ended March 31, 2026, the Adviser assumed expenses totaling $1,197,222. As of March 31, 2026, the amount of recoverable expenses is $215,807 expiring March 31, 2027, $382,193 expiring on June 30, 2027, $253,579 expiring on September 30, 2027, $1,091,809 expiring on March 31, 2028, $394,012 expiring on September 30, 2028 and $803,210 expiring on March 31, 2029.

The Expense Limitation Agreement has a term ending July 31, 2027, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

General Infrastructure Investment Risks. Many direct or indirect investments in infrastructure or similar real assets are likely to be highly illiquid and subject to additional risks inherent in such investments in real assets, including risks associated with natural disasters, severe weather conditions, long term climate change and terrorist attacks.

Investments in infrastructure and similar real assets may involve significant risks, including the risk of substantial delay or increase in cost of construction, development or other activities due to a number of unforeseen factors such as political opposition, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the investment participants to perform in a timely manner their contractual, financial or other commitments. A material delay or increase in unabsorbed cost could significantly impair and adversely affect such investment. Such investments, and projects related to such investments, may also be subject to statutory and regulatory requirements, including those

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for the investment or project, which could have a material adverse effect on such investment.

Infrastructure Industry Concentration Risk. Infrastructure assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure; (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of infrastructure assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an investment’s performance.

Co-Investment Risks. The Fund’s investment portfolio will include co-investments, which are indirect investments in the equity of private companies, alongside private equity funds and other private equity firms via special purpose vehicles. There can be no assurance that the Fund will be given co-investment opportunities, or that any specific co-investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Due diligence will be conducted on co-investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such co-investments. The Fund’s ability to dispose of co-investments may be severely limited.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments depends in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments. The Portfolio Funds or the interests that the Adviser may consider for investment may have been formed or organized to meet the specific regulatory, tax or ERISA objectives of the original investors, which may not correspond to the objectives of the Fund. Accordingly, investment by the Fund may not be permitted, may be otherwise restricted or may be inefficient from a tax perspective to one or more categories of investors in the Fund. The Adviser may seek to structure any investment to address any applicable regulatory, tax or ERISA limitations, but may not be successful in doing so.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies Risk. Our investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

Infrastructure Valuation Risk. Investments in the infrastructure sector are inherently difficult to value. Valuations are, to a degree, based upon the subjective approach of the valuing party involved, including sponsors of the Fund’s investments whom the Adviser and its affiliates do not control or manage. As a result, valuations are subject to substantial uncertainty. There is no assurance that the estimates resulting from the valuation process will reflect the actual sale price even where such sales occur shortly after the valuation date. The value of infrastructure assets and the value of the direct and indirect investments of the Fund can go down as well as up. A valuation is not a guarantee of a realizable price, and the value of infrastructure assets may be materially affected by a number of factors.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Valuation Designee, subject to the oversight of the Board. The Adviser will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

Note 8 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.85% per year on Class R Shares on an annualized basis of the aggregate net assets of the Fund attributable to the class (the “Distribution and Servicing Fee”) to the Fund’s distributor, Distribution Services, LLC, and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I and Class Y Shares are not subject to the Distribution and Servicing Fee. For the year ended March 31, 2026, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

Note 9 – Additional Risk Factors

Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various counties, including the U.S., the response of the international community — through economic sanctions and otherwise — to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 9 – Additional Risk Factors (continued)

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Portfolio Funds have a commercial relationship could adversely affect, among other things, the Fund and/or the Portfolio Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s or a Portfolio Fund’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of Portfolio Fund has a commercial relationship with a bank that has failed or is otherwise distressed, the Portfolio Fund or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could become more significant. Certain assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the U.S. and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder tenders. The Fund could seek to not conduct repurchase offers in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Note 10 – Other Agreements

UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

Note 11 – Commitments

As of March 31, 2026, the Fund has $30,780,067 in unfunded commitments to certain investments. The commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

Note 12 – Capital Share Transactions

The Fund offers three separate classes Shares designated as Class R Shares, Class I Shares and Class Y Shares. Each Class is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class R and Class I Shares by an investor in the Fund is $25,000, and the minimum initial investment in Class Y Shares by an investor is $1,000,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)
Note 12 – Capital Share Transactions (continued)

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5.00% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2.00% early repurchase fee (“Early Repurchase Fee”) payable to the Fund. Shares tended for repurchase will be treated as having been repurchased on a “first-in, first-out” basis. The Early Repurchase Fee may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share Class.

Note 13 – Line of Credit

As of October 24, 2025 the Fund secured a committed, secured line of credit (the “Facility”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the Facility and the Facility has the following terms: (a) upfront fees in an amount up to $250,000, (b) a commitment fee in an amount equal to one hundred (100) basis points (1.00%) of the aggregate undrawn commitment then in effect, (c) a commitment amount of $25,000,000, (d) interest rate of applicable adjusted term SOFR rate plus 2.60% per annum, and (e) termination date of October 24, 2029. For the year ended March 31, 2026, the Fund’s unused line of credit fees incurred are reported on the Consolidated Statement of Operations. During the year ended March 31, 2026, the Fund did not utilize the Facility.

Note 14 – Indemnifications

The Fund has adopted an “opt-out” dividend reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 15 – Related Party Transactions

For the year ended March 31, 2026, the Fund reimbursed Hamilton Lane $426,339 for legal fees incurred on the Fund’s behalf.

Hamilton Lane Private Infrastructure Fund
Consolidated Notes to Financial Statements March 31, 2026 (Continued)

Note 16 – Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s management committee (consisting of the Fund’s Co-President and Co-Principal Executive Officer as well as the Fund’s Trustee and Assistant Secretary) acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Note 17 – Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for annual periods of public business entities beginning after December 15, 2024.

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction.

Note 18 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s consolidated financial statements.

Effective April 1, 2026, the Fund began operating as an interval fund pursuant to Rule 23c-3 of the Investment Company Act and began offering each class of Shares on a daily basis and calculating its NAV on a daily basis. Investors should review the full Prospectus filed on March 31, 2026 in order to obtain a complete understanding of all updates made to the Fund.

On May 15, 2026, the Fund commenced a repurchase offer with a valuation date of June 15, 2026.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Infrastructure Fund
Fund Information March 31, 2026 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957	Trustee	Since Inception	Owner and Principal of Gail S Ball, LLC (2022 – present); Executive in Residence and Special Program Director of WE Hatch (2020 – 2022)	6	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964	Trustee	Since Inception	Chief Investment Officer and Founder of Innovation Beta (since 2017)	6	N/A
Jeffrey P. Ladouceur Birth Year: 1970	Trustee (Chairman)	Since Inception	Director of SEI Investments (since 2010)	6	N/A

(1)    Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212.

(2)    Each Trustee serves an indefinite term, until his or her successor is elected.

(3)    “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

(4)    Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Infrastructure Fund
Fund Information March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
Andrew Schardt(5) Birth Year: 1978	Trustee, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Co-Head of Direct Equity Investments (since 2025); Vice Chairman, Head of Investment Strategy and Head of Direct Equity at Hamilton Lane, L.L.C. (2023 – 2025); Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	6	N/A
Brian Charles Gildea(5) Birth Year: 1974	Trustee, Co-President and Co-Principal Executive Officer	Since Inception	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	6	N/A
Kaylin Liu Birth Year: 1989	Treasurer and Principal Financial Officer	Since July 2025	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2015)	N/A	N/A
Mary Kate Leonard(6) Birth Year: 1985	Secretary	Since May 2026	Senior Legal Counsel at Hamilton Lane Advisors, L.L.C. (2025 – present); Chief Capital Officer at Bel Canto Asset Growth Fund (2023 – 2024); Senior Vice President at Blackstone Inc. (2016 – 2022)	N/A	N/A
Allison Callahan Birth Year: 1981	Assistant Secretary	Since Inception	Evergreen Fund Operations Vice President at Hamilton Lane, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020)	N/A	N/A
Kristin Jumper Birth Year: 1984	Assistant Secretary	Since Inception

Head of Investment Legal at Hamilton Lane Advisors, L.L.C. (since 2024); Head of Legal — Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

				N/A	N/A
Tracy Woodward Birth Year: 1972	Assistant Treasurer	Since July 2025	Fund Controller, Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017)	N/A	N/A
Gerard Scarpati Birth Year: 1955	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A

(1)    Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212.

(2)    Each Trustee serves an indefinite term, until his or her successor is elected.

(3)    “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

(4)    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

(5)    Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.

(6)    Prior to May 8, 2026, Keith Kleinman served as Secretary of the Fund.

Hamilton Lane Private Infrastructure Fund
Fund Information March 31, 2026 (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the SEC’s website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the Fund’s website at www.hamiltonlane.com/en-us/strategies/evergreen-strategies/private-infrastructure-fund or the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Approval of Investment Management Agreement

At the meeting (the “Meeting”) of the Board held on March 17, 2026, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the approval of the amended and restated investment management agreement (the “Investment Management Agreement”) and continuance thereof.

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval and continuation of the Investment Management Agreement. The Independent Trustees reviewed reports from the Adviser about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with representatives of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement and continuation thereof.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services. The Board concluded that the Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Board considered the investment experience of the Adviser. The Board also reviewed and considered the performance of the Fund and the Adviser’s other similar investment products. The Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.

Hamilton Lane Private Infrastructure Fund
Fund Information March 31, 2026 (Unaudited) (Continued)

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board also reviewed the proposed distribution fees to be paid by the Fund. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided. The Board also viewed favorably the Adviser’s willingness to subsidize Fund expenses through the expense limitation and reimbursement agreement.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s Investment Management Fee under the Investment Management Agreement. The Board considered that since the Fund’s Investment Management Fee does not have breakpoints, the Investment Management Fee would not create economies of scale as the Fund grows. The Board also acknowledged that, unlike a fund that invests in highly liquid securities, the Fund must deploy its assets into additional negotiated deals as the Fund’s assets grow, which differs from a fund that invests in listed securities and can merely increase the size of its trades, thereby resulting in economies of scale. The Board determined to monitor the topic going forward.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits expected to be realized by the Adviser from its relationship with the Fund.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Adviser from its management of the Fund. The Board noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor and, therefore, would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits to be received by the Adviser.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board determined to approve the Investment Management Agreement and the continuation thereof.

Hamilton Lane Private Infrastructure Fund
Privacy Notice March 31, 2026 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Hamilton Lane Private Infrastructure Fund
Privacy Notice March 31, 2026 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, L.L.C.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser
Hamilton Lane Advisors, L.L.C.
110 Washington St., Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Distribution Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)      Not Applicable.

ITEM 2.      CODE OF ETHICS.

(a)      Hamilton Lane Private Infrastructure Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)      Not applicable.

(c)      There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)      The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)      Not applicable.

(f)       The Registrant has included with this filing a copy of the code of ethics that applies to the Registrant’s principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The board of trustees of the Registrant (the “Board of Trustees” and each, a “Trustee”) has determined that the Registrant does not have an audit committee financial expert serving on its audit committee (the “Audit Committee”). The Audit Committee is composed of the three Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Registrant, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the Audit Committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the Audit Committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)      The aggregate fees billed for the fiscal years ended March 31, 2025 and March 31, 2026, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were 100,000 and $100,000, respectively.

Audit-Related Fees

(b)      The aggregate fees billed for the fiscal years ended March 31, 2025 and March 31, 2026, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,875 and $1,000, respectively.

Tax Fees

(c)      The aggregate fees billed for the fiscal years ended March 31, 2025 and March 31, 2026, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $15,000, respectively.

All Other Fees

(d)      The aggregate fees billed for the fiscal years ended March 31, 2025 and March 31, 2026, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)  The Audit Committee must pre-approve the audit and non-audit services to be performed by the Registrant’s principal accountant (the “Auditor”) prior to the Auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)       Not applicable.

(g)      The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Hamilton Lane Advisors, L.L.C., the Registrant’s investment adviser (“Hamilton Lane” or the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2025 and March 31, 2026 were $0 and $0, respectively.

(h)      The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

(a)      The Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form N-CSR.

(b)      Not applicable.

ITEM 7.      FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.      PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.    REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.    STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC
PROXY POLICY AND PROCEDURE
Effective June 2020
Revised June 2024
Revised October 2024
Revised December 2024
Revised September 2025

INTRODUCTION

Hamilton Lane Advisors, L.L.C. (“Hamilton”), acts as the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

____________

1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.        Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.        Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

____________

2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Hamilton’s custodian banks. Hamilton generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Hamilton Lane Private Infrastructure Fund (“HLPIF”)

HLPIF invests primarily in Investment Funds. While it is unlikely that HLPIF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPIF does receive such notices or proxies and HLPIF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPIF lies with Hamilton as HLPIF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPIF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Private Secondary Fund (“HLPSF”)

HLPSF invests primarily in Investment Funds. While it is unlikely that HLPSF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPSF does receive such notices or proxies and HLPSF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPSF lies with Hamilton as HLPSF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPSF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Venture Capital and Growth Fund (“HLVCGF”)

HLVCGF invests primarily in Investment Funds. While it is unlikely that HLVCGF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLVCGF does receive such notices or proxies and HLVCGF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLVCGF lies with Hamilton as HLVCGF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLVCGF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Credit Income Fund (“HLCIF”)

HLCIF invests primarily in Investment Funds. While it is unlikely that HLVCGF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLCIF does receive such notices or proxies and HLCIF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLCIF lies with Hamilton as HLCIF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLCIF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

HL SCOPE RIC LLC (“SRIC”)

SRIC invests primarily in the debt of companies in either the primary or secondary market (“Direct Credit Investments”). While it is unlikely that SRIC will receive notices or proxies from Direct Credit Investments (or in connection with any other portfolio securities), to the extent that SRIC does receive such notices or proxies and SRIC has voting interests in such Direct Credit Investments, the responsibility for decisions regarding proxy voting for securities held by SRIC lies with Hamilton as SRIC’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

SRIC will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

The policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 13.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, the biographies of certain of the Adviser’s investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Charles Gildea, Managing Director, Evergreen Portfolio Solutions

Mr. Gildea is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee, and serves on the boards of directors of Hamilton Lane’s U.S. registered funds and global evergreen funds. Mr. Gildea has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in our global evergreen business. Mr. Gildea joined Hamilton Lane in 2009 and has previously held senior leadership roles across investment and portfolio management activities, including Head of Evergreen Portfolios, Global Head of Investments, and, prior to that, Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Brian is an Executive Director on the Board of Financial Scholars, a non-profit organization focused on financial empowerment education.

Richard Hope, Co-Head of Investments

Mr. Hope is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Mr. Hope received his B.Com. from University of Edinburgh.

Andrew (Drew) Schardt, Co-Head of Direct Equity Investments

In his role as Co-Head of Direct Equity Investments, Mr. Schardt oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Investments and Co-Head of Direct Credit.

Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Mr. Schardt received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Thomas Kerr, Managing Director, Co-Head of Investments, Co-Head of Secondary Investments

Mr. Kerr is a Managing Director and serves as both the Co-Head of Investments and Co-Head of Secondaries. As Co-Head of Investments, Mr. Kerr is responsible for the strategic direction and oversight of each of Hamilton Lane’s investment platforms, and sits on a number of the firm’s Investment Committees. In addition, Mr. Kerr is responsible for the management of the Secondary Investment platform, where he is active in secondary deal sourcing and execution. Mr. Kerr is also a member of the firm’s Technology Committee, where he helps coordinate the firm’s dedication to tech-enablement and the digitization of private markets.

Mr. Kerr began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Solutions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Mr. Kerr was responsible for the coordination and management of the firms client relationship activities. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jacqueline Rantanen, Managing Director, Evergreen Portfolio Solutions

Ms. Rantanen is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where she also sits on the Investment Committee and Evergreen Portfolio Committee. Jackie has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in our global evergreen business team.

Ms. Rantanen began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Ms. Rantanen was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini, Executive Co-Chairman

Mr. Giannini has served as Hamilton Lane’s Executive Co-Chairman since January 2024. He also serves on various investment committees of Hamilton Lane. Previously, he served as Hamilton Lane’s Chief Executive Officer for 22 years from 2001 to 2023, and he served on Hamilton Lane’s board of directors from the time of our initial public offering in 2017 through September 2025.

Prior to joining the firm in 1993, he served as Executive Vice President and General Counsel of Industrial Valley Title Insurance Company from 1989 to 1992, Deputy General Counsel of Fidelity Bank in Philadelphia from 1984 to 1989 and Senior Attorney at Continental Illinois Bank in Chicago from 1979 to 1983. Mario served on the board of Ownership Works, a nonprofit organization that works with companies and investors to provide all employees with the opportunity to build wealth through equity from 2022 to 2024.

He received a B.A. from California State University, Northridge, a J.D. from Boston College and a Master of Laws degree from the University of Virginia. He is a former member of the state bars of California and Illinois.

Stephen Brennan, Evergreen Portfolio Solutions

Mr. Brennan is a Managing Director, Evergreen Portfolio Solutions at Hamilton Lane, where he also sits on the Investment Committee and Evergreen Portfolio Committee. Mr. Brennan has more than 25 years of private markets investment experience spanning asset classes and strategies and plays a senior leadership role in our global evergreen business.

Mr. Brennan has held numerous leadership roles at Hamilton Lane, most recently serving as Head of Private Wealth Solutions. Prior to joining Hamilton Lane in 2002, Steve was an Associate at Goldman Sachs within GSAM and an Analyst in Custody Services at BNY.

Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Bryan Jenkins, Managing Director, Head of Portfolio Strategy & Research

Mr. Jenkins is a Managing Director and Co-Head of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.

Juan Delgado-Moreira, Co-Chief Executive Officer

Mr. Delgado-Moreira is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s Investment Committees as well as the Board of Directors.

Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe.

Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Erik Hirsch, Co-Chief Executive Officer

Mr. Hirsch is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction, operations and management. Mr. Hirsch serves on the Investment Committees as well as Hamilton Lane Incorporated’s board of directors.

On behalf of Hamilton Lane, Mr. Hirsch is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant environmental, social and governance data on behalf of private companies. Hamilton Lane is a founding partner of Novata.

Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Mr. Hirsch appears regularly as a financial markets expert on television, podcasts and across print media. Additionally, he is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Prior to joining Hamilton Lane in 1999, Mr. Hirsch was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.

Mr. Hirsch is the Chairman and a trustee of the University of Virginia’s College Foundation, and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett, Managing Director, Head of Infrastructure and Real Assets

Mr. Burnett is a Managing Director and the Global Head of Infrastructure and Real Assets at Hamilton Lane. He is based in the Portland, Oregon, and is a member of the Investment Committee, the Valuation Committee, the Responsible Investment Committee and the Evergreen Portfolio Management Committee at the firm.

In his role, Mr. Burnett oversees the global infrastructure investment activities for Hamilton Lane’s commingled funds and managed accounts investing across infrastructure funds, direct assets and secondary investments.

Prior to Hamilton Lane, Mr. Burnett was one of two Principal owners and a Managing Director of Real Asset Portfolio Management, where he led all infrastructure investment activities at the firm. Mr. Burnett co-led the sale of Real Asset Portfolio Management to Hamilton Lane in 2017. Prior to Real Asset Portfolio Management, Mr. Burnett held principal investing and advisory roles at CBRE, RVK Inc., FLAG Capital and the Monitor Group.

Mr. Burnett represents Hamilton Lane on company and fund advisory boards.

Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)
(As of March 31, 2026)

Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	1 account, $1,100,184,497	31 accounts, $9,408,761,631	30 accounts, $10,343,000,000	3 accounts, $6,458,006,129	37 accounts, $21,470,054,896	13 accounts, $2,010,000,000
Juan Delgado-Moreira	1 account, $1,100,184,497	36 accounts, $9,913,433,853	34 accounts, $11,968,000,000	3 accounts, $6,458,006,129	49 accounts, $24,629,276,529	13 accounts, $2,010,000,000
Brian Charles Gildea	1 account, $1,100,184,497	9 accounts, $3,672,995,332	1 account, $125,000,000	3 accounts, $6,458,006,129	32 accounts, $20,637,424,086	5 accounts, $1,185,000,000
Thomas Kerr	1 account, $1,100,184,497	17 accounts, $4,912,595,838	12 accounts, $8,006,000,000	3 accounts, $6,458,006,129	47 accounts, $25,183,199,935	6 accounts, $1,285,000,000
Richard Hope	1 account, $1,100,184,497	18 accounts, $5,444,752,404	9 accounts, $6,022,000,000	3 accounts, $6,458,006,129	47 accounts, $29,729,147,007	7 accounts, $1,435,000,000
Andrew Schardt	1 account, $1,100,184,497	20 accounts, $5,595,267,555	12 accounts, $8,006,000,000	3 accounts, $6,458,006,129	46 accounts, $24,405,226,061	7 accounts, $1,435,000,000
Bryan Jenkins	1 account, $1,100,184,497	3 accounts, $2,135,604,539	Zero accounts	3 accounts, $6,458,006,129	5 accounts, $7,780,119,397	Zero accounts
Jacqueline Rantanen	1 account, $1,100,184,497	29 accounts, $9,208,246,480	30 accounts, $10,343,000,000	3 accounts, $6,458,006,129	22 accounts, $12,632,809,989	13 accounts, $1,985,000,000
Stephen Brennan	1 account, $1,100,184,497	29 accounts, $9,208,246,480	30 accounts, $10,343,000,000	3 accounts, $6,458,006,129	22 accounts, $12,632,809,989	13 accounts, $1,985,000,000
Erik Hirsch	1 account, $1,100,184,497	34 accounts, $9,823,183,853	32 accounts, $11,538,000,000	3 accounts, $6,458,006,129	43 accounts, $27,195,315,663	13 accounts, $2,010,000,000
Brent Burnett	1 account, $1,100,184,497	31 accounts, $9,298,496,480	34 accounts, $11,968,000,000	3 accounts, $6,458,006,129	35 accounts, $16,511,637,706	13 accounts, $1,985,000,000

(1) Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)  Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4)  Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2026)
Mario Giannini	Over $1,000,000
Brian Gildea	$100,001 – $500,000
Richard Hope	None
Andrew Schardt	$500,001 – $1,000,000
Thomas Kerr	None
Jacqueline Rantanen	None
Stephen Brennan	None
Bryan Jenkins	None
Juan Delgado-Moreira	None
Erik Hirsch	None
Brent Burnett	None

(b)      Not applicable.

ITEM 14.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16.    CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.    DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)      Not applicable.

(b)      Not applicable.

ITEM 18.    RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)      Not applicable.

(b)      Not applicable.

ITEM 19.    EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)

Certifications for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Infrastructure Fund
By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, Co-President
(Co-Principal Executive Officer)
Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, Co-President
(Co-Principal Executive Officer)
Date	June 9, 2026
By (Signature and Title)*	/s/ Kaylin Liu
Kaylin Liu, Treasurer
(Principal Financial Officer)
Date	June 9, 2026

____________

*        Print the name and title of each signing officer under his or her signature.